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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)  April 29, 1999
                                                  --------------------------

                            ONEWORLD SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


            Delaware                              000-23260                               94-3095680
---------------------------------   -----------------------------------    -----------------------------------
(State or Other Jurisdiction                     (Commission                         (I.R.S. Employer
of Incorporation)                               File Number)                        Identification No.)



              1144 East Arques Avenue, Sunnyvale, CA         94086
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           (Address of Principal Executive Offices)        (Zip Code)



Registrant's Telephone Number, Including Area Code:   (408) 523-1100
                                                      -----------------------

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         (Former name or former address, if changed since last report.)
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ITEM 5.  Other Events

On April 29, 1999, Eugene Eidenberg resigned from the Company's Board of Directors and was replaced by Roger Roberts, former CEO of Citrix Systems. On May 3, 1999, the Company issued a press release announcing Mr. Eidenberg's resignation and replacement, a copy of which is filed herewith as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.  Financial Statements and Exhibits

     (c) Exhibits.

Exhibit 99.1  Press Release dated May 3, 1999.



                                   SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            OneWorld Systems, Inc.


Date:   May 11, 1999      By: /s/ Neil Selvin
                              ------------------------------------------
                              Neil Selvin
                              President and Chief Executive Officer
                              (Principal Executive Officer)
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EXHIBIT INDEX




Document
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   99.1      Press Release dated May 3, 1999.